                                                      Registration Nos. 33-50208
                                                                        811-7062

As filed with the Securities and Exchange Commission on April 30, 1997

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                             /   /

         Pre-Effective Amendment No.                                   /   /
                                      ----

         Post-Effective Amendment No.  5                               / x /

                                      ----
                                     and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940


         Amendment No.  6                                              / x /

                      -----

                        (Check appropriate box or boxes)

                              ------------------

                           Pacific Global Fund, Inc.
                        d/b/a Pacific Advisors Fund Inc.
               (Exact Name of Registrant as Specified in Charter)

                      206 North Jackson Street, Suite 201
                           Glendale, California 91206
                    (Address of Principal Executive Office)

              Registrant's Telephone Number, including Area Code:
                                 (818) 242-6693

                              ------------------

                               George A. Henning
                  Pacific Global Investment Management Company
                      206 North Jackson Street, Suite 201
                           Glendale, California 91206

                                   Copies to:
                              Joan E. Boros, Esq.
                             Katten Muchin & Zavis
                   1025 Thomas Jefferson St., N.W., Suite 700
                             Washington, D.C. 20007

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective:



     Immediately upon filing pursuant to Paragraph (b) of Rule 485
  X      On May 1, 1997 pursuant to Paragraph (b) of Rule 485
____     60 days after filing pursuant to Paragraph (a)(1) of Rule 485
____     On _________________ pursuant to Paragraph (a)(1) of Rule 485
____     75 days after filing pursuant to Paragraph (a)(2) of Rule 485
____     On __________________ pursuant to Paragraph (a)(2) of Rule 485




The Registrant has registered an indefinite number or amount of its shares of common stock for each of its four series under the Securities Act of 1933 pursuant to Rule 24f-2 on July 29, 1992. The Registrant filed a Rule 24f-2 Notice on or about February 20, 1997.

                           PACIFIC GLOBAL FUND, INC.

                       Contents of Registration Statement

The registration statement consists of the following papers and documents:

        Facing Sheet
        Contents of Registration Statement
        Cross Reference Sheet
        Supplement to Prospectus
        Part A - Prospectus
        Part B - Statement of Additional Information
        Part C - Other Information
        Signature Page

                           PACIFIC GLOBAL FUND, INC.
                        d/b/a PACIFIC ADVISORS FUND INC.

                             CROSS-REFERENCE SHEET

PART A

Form N-1A Item No.                         Caption in Prospectus
------------------                         ---------------------
1.       Cover Page                        Cover Page

2.       Synopsis                          Cover Page; Table of Contents

3.       Condensed Financial               Not Applicable
         Information

4.       General Description of            The Funds; Government Securities
         Registrant                        Fund; Income Fund; Balanced Fund;
                                           Small Cap Fund; Other
                                           Investment Practices, Risk
                                           Considerations, and Policies of the Funds

5.       Management of the Fund            Fund Management Organizations

6.       Capital Stock and Other           More Facts About the Company
         Securities

7.       Purchase of Securities            Shareholder Guide
         Being Offered

8.       Redemption or Repurchase          Shareholder Services

9.       Pending Legal Proceedings         Not Applicable


PART B

                                           Caption in Statement of
Form N-1A Item No.                         Additional Information
------------------                         ----------------------
10.      Cover Page                        Cover Page

11.      Table of Contents                 Table of Contents

12.      General Information and           The Funds; Investment Management and Other
         History                           Services

                                           Caption in Statement of
Form N-1A Item No.                         Additional Information
------------------                         ----------------------
13.      Investment Objectives and         Investment Restrictions; Description of Certain
         Policies                          Investments; Appendix

14.      Management of the Fund            Investment Management and Other
                                           Services; Management of the Company
                                           and Its Funds

15.      Control Persons and               Management of the Company and
         Principal Holders of              Its Funds
         Securities

16.      Investment Advisory and           Investment Management and Other
         Other Services                    Services; Distribution Plan

17.      Brokerage Allocation and          Other Considerations
         Other Practices

18.      Capital Stock and Other           None
         Securities

19.      Purchase, Redemption and          Other Considerations
         Pricing of Securities
         Being Offered

20.      Tax Status                        Taxes

21.      Underwriters                      Not Applicable

22.      Calculation of Performance        Not Applicable
         Data

23.      Financial Statements              Independent Auditors



PART C

         Information required to be set forth in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

                           PACIFIC ADVISORS FUND INC.

                       SUPPLEMENT DATED MAY 1, 1997 TO THE
                          PROSPECTUS DATED MAY 1, 1996

This Supplement updates certain information contained in the above-dated Prospectus of Pacific Advisors Fund Inc. (the "Company"). You should retain both the Supplement and Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling (800) 989-6693.

This Supplement supersedes all prior supplements to the Prospectus.

The following paragraph is inserted after the last paragraph on the first page of the Prospectus under the caption "About this Prospectus":

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The following disclosure amends all references to the MMG Money Management Group, Inc. in the Company's Prospectus:

    Effective December 31, 1996, MMG Money Management Group, Inc. (which has recently changed its name to Expansion Funds of Arizona, Inc.) ceased to serve as the investment sub-adviser for the Income Fund, a series of the Company. As provided for in its agreement with the Income Fund, Pacific Global Investment Management Company ("Pacific Global"), the investment manager for the Income Fund, assumed full responsibility for making and implementing all investment decisions for the Income Fund on that date. George A. Henning and Thomas H. Hanson are primarily responsible for the day-to-day portfolio management of the Income Fund. Mr. Henning is the principal stockholder and President and Director of the Manager. Mr. Hanson is an Executive Vice President of the Manager.

        At a meeting held on February 28, 1997, the Board of Directors of the Company, including a majority of the directors who are not "interested persons" of the Company, as defined in the Investment Company Act of 1940, as amended, considered a recommendation by Pacific Global that Hamilton & Bache, Inc. be appointed as co-manager for the Income Fund. After considering Pacific Global's recommendation and other information presented at that meeting, the Board of Directors approved submission of the proposed co-management agreement ("Co-Management Agreement") to the Income Fund's shareholders at the Shareholders' Meeting scheduled to take place on or about April 25, 1997, and determined to recommend that the Income Fund's shareholders approve the proposed Co-Management Agreement.

The following Expense Table replaces the Expense Table beginning on page 4 of the Prospectus:

                                  EXPENSE TABLE

                                                 Government          Income         Balanced          Small Cap
                                                 Securities Fund     Fund           Fund              Fund
SHAREHOLDER TRANSACTION EXPENSES*

Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)                                   4.75%            4.75%            5.75%            5.75%

Maximum Sales Charge Imposed
on Reinvested Dividends and
Transfers, including Exchanges
from Eligible Funds                                  None             None             None             None

Exchange Fee**                                      $5.00            $5.00            $5.00            $5.00

Redemption Fee                                       None             None             None             None

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVER OR ASSUMPTION
(as a percentage of average net assets)

Management Fees                                      0.00%***         0.00%***         0.00%***         0.47%***

Service Fees                                         0.11%***         0.23%***         0.08%***         0.23%***

Other Expenses                                       1.55%***         1.62%***         2.40%***         2.21%***

Total Fund Operating Expenses                        1.66%***         1.85%***         2.48%***         2.91%***

* Accounts with a share value of less than $1,000 on the last business day at the end of a calendar year generally are subject to an annual $10.00 fee. The investment management fees for the Funds, other than the Government Securities Fund, are higher than that paid by most Funds in those investment categories. The fees, however, may be in line with other funds that are managed in a similar manner, i.e., for total return. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges.

** The $5.00 Exchange Fee currently is being waived by Pacific Global Investor Services, Inc., the Company's Transfer Agent.

*** During the past fiscal year, the Manager agreed to reduce its investment management fee when Fund Operating Expenses exceeded the lowest applicable limit actually enforced by any state and to reimburse each Fund for any additional expenses that exceeded such limit. Pursuant to recently enacted legislation, state expense limitations on Fund Operating Expenses are no longer enforceable; and, accordingly the Manager may determine that the reduction of its fees or reimbursement of expenses is not necessary. Nonetheless, the Manager and the Advisers may voluntarily waive their management and advisory fees, respectively, and/or absorb certain expenses for each Fund. Absent the expense limitation, the voluntary waiver of fees and the assumption of expenses by the Manager and the Advisers, the Total Fund Operating Expenses for the Government Securities Fund, the Income Fund, the Balanced Fund and the Small Cap Fund, would have been 2.95%, 7.29%, 4.36% and 3.24%, respectively, for the fiscal year ended December 31, 1996.

Examples:    An investor in each Fund would pay the following expenses on a
             $1,000 investment, assuming (1) a 5% annual return and (2) a redemption at the end of one year, three years, five years and ten years:

                              1 Year          3 Years         5 Years           10 Years
Government Securities Fund     $63             $ 97            $132               $232
Income Fund                     65              102             141                251
Balanced Fund                   81              129             180                320
Small Cap Fund                  85              142             200                359

The second sentence in the first paragraph on page 5 of the Prospectus is amended to state:

    The figures shown reflect all the fees and expenses incurred by the Funds for the fiscal year ended December 31, 1996.

The first sentence in the first paragraph on page 5 of the Prospectus under the caption "Financial Highlights" is amended to state:

    The following information, for the periods from February 8, 1993 (commencement of operations) to December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996, has been audited by Ernst & Young LLP, the Company's independent auditors.

The first sentence in the second paragraph on Page 5 of the Prospectus under the caption "Financial Highlights" is amended to state:

    This per share and other information should be read in conjunction with the financial statements and related notes included in the Company's Annual Reports to Shareholders, which, except for pages 1 through 2 thereof, is incorporated by reference into the Company's Statement of Additional Information.

The following Financial Highlights Tables for the Government Securities Fund, the Income Fund, the Balanced Fund and the Small Cap Fund replace the Financial Highlight Tables on pages 6 through 9 of the Prospectus:

                           GOVERNMENT SECURITIES FUND
                 (For a share outstanding throughout the period)



                                                                  For the Year Ended December 31               For the Period
                                                          -------------------------------------------      February 8, 1993(3)
                                                             1996             1995            1994       to December 31, 1993
                                                          -------------------------------------------    --------------------
PER SHARE OPERATING PERFORMANCE
    Net Asset Value, Beginning of Year                    $     10.16     $      8.82     $      9.00             $      9.00
                                                          -----------     -----------     -----------             -----------

    Income from Investment Operations:
        Investment Income                                        0.43            0.45            0.22                    0.11
        Expenses                                                (0.10)          (0.14)          (0.09)                  (0.04)
                                                          -----------     -----------     -----------             -----------
        Net Investment Income                                    0.33            0.31            0.13                    0.07

    Net realized and unrealized gain (loss)
        on securities                                           (0.65)           1.53           (0.14)                  (0.04)
                                                          -----------     -----------     -----------             -----------
    Total from Investment Operations                            (0.32)           1.84           (0.01)                   0.03
                                                          -----------     -----------     -----------             -----------

    Less Distributions
        Distributions from net investment income                (0.32)          (0.31)          (0.17)                  (0.03)
        Distributions from net capital gains                    (0.22)          (0.19)           0.00                    0.00

    Net Asset Value, End of Year                          $      9.30     $     10.16     $      8.82             $      9.00
                                                          ===========     ===========     ===========             ===========

TOTAL INVESTMENT RETURN(4)                                      (3.15%)         20.32%          (0.15)%                 0.36%

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (000)                         $     7,096     $     5,837     $     3,185             $     1,179
    Ratio of Expenses to Average Net Assets(1)                   1.66%           1.65%           1.60%                1.38%(2)
    Ratio of Net Investment Income
        to Average Net Assets                                    3.46%           3.75%           2.09%                1.12%(2)
    Portfolio Turnover Ratio                                    50.49%          57.85%          81.59%              129.16%(2)
    Average Commission Per Share
        Paid on Equity Transactions                       $    0.0770     $    0.0884              --                      --

-----------------------
(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Government Securities Fund would have been 2.95%, 2.80%, 4.86% and 15.46%, for the years 1996 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (2.17%), (2.60%), (1.17%), and (12.95%), for the years 1996 through 1993 respectively.

(2) Annualized.

(3) Commencement of Operations.

(4) The Fund's maximum sales charge is not included in the total return computation.

                                   INCOME FUND
                 (For a share outstanding throughout the period)

                                                      For the Year Ended December 31,                 For the Period
                                                 -------------------------------------------      February 8, 1993(3)
                                                     1996            1995           1994        to December 31, 1993
                                                 -----------     -----------     -----------    --------------------
PER SHARE OPERATING PERFORMANCE
    Net Asset Value, Beginning of Year           $      9.67     $      8.98     $      9.06             $      9.00
                                                 -----------     -----------     -----------             -----------

    Income from Investment Operations:
        Investment Income                               0.47            0.45            0.28                    0.15
        Expenses                                       (0.12)          (0.14)          (0.12)                  (0.09)
                                                 -----------     -----------     -----------             -----------
        Net Investment Income                           0.35            0.31            0.16                    0.06

    Net realized and unrealized gain
        (loss) on securities                           (0.19)           0.72           (0.07)                   0.04
                                                 -----------     -----------     -----------             -----------

    Total from Investment Operations                    0.16            1.03            0.09                    0.10

    Less Distributions
        Distributions from net
           investment income                           (0.35)          (0.31)          (0.17)                  (0.04)
        Distributions from net
           capital gains                               (0.06)          (0.03)           0.00                    0.00

    Net Asset Value, End of Year                 $      9.42     $      9.67     $      8.98             $      9.06
                                                 ===========     ===========     ===========             ===========
TOTAL INVESTMENT RETURN (4)                             1.78%          11.98%           0.99%                   1.21%

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (000)                $     1,211     $     1,071     $       632             $       135
    Ratio of Expenses to Average Net Assets(1)          1.85%           1.86%           1.75%                   1.68%(2)
    Ratio of Net Investment
        Income to Average Net Assets                    3.75%           4.06%           2.17%                   0.79%(2)
    Portfolio Turnover Ratio                           28.23%          33.40%          37.12%                   0.00%(2)
    Average Commission Per Share
        Paid on Equity Transactions              $    0.1347     $    0.1472              --                      --

-----------------------------
(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Income Fund would have been 7.29%, 8.25%, 12.73%, and 70.32%, for the years 1996 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (1.69%), (2.32%), (8.80%), and (67.90%), for the years 1996 through 1993 respectively.

(2) Annualized.

(3) Commencement of Operations.

(4) The Fund's maximum sales charge is not included in the total return computation.

                                  BALANCED FUND
                 (For a share outstanding throughout the period)


                                                                                                                   For the Period
                                                                       For the Year Ended December 31          February 8, 1993(3)
                                                                    1996            1995           1994      to December 31, 1993
                                                                  ------          ------         ------      --------------------
PER SHARE OPERATING PERFORMANCE
      Net Asset Value, Beginning of Year                          $ 9.31          $ 8.75         $ 8.99                    $ 9.00
                                                                  ------          ------         ------                    ------


      Income from Investment Operations:
           Investment Income                                        0.30            0.35           0.07                      0.07
           Expenses                                                (0.21)          (0.17)         (0.05)                    (0.06)
                                                                  ------          ------         ------                    ------

           Net Investment Income                                    0.09            0.18           0.02                      0.01

      Net realized and unrealized gain (loss) on securities         1.39            0.57          (0.24)                    (0.01)
                                                                  ------          ------         ------                    ------

      Total from Investment Operations                              1.48            0.75          (0.22)                     0.00

      Less Distributions
           Distributions from net investment income                (0.09)          (0.18)         (0.02)                    (0.01)
           Distributions from net capital gains                    (0.04)          (0.01)          0.00                      0.00

      Net Asset Value, End of Year                               $ 10.66          $ 9.31         $ 8.75                    $ 8.99
                                                                 =======          ======         ======                    ======

TOTAL INVESTMENT RETURN (4)                                       15.92%           8.70%         (2.41%)                    0.00%

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (000)                              $ 3,187         $ 2,129        $ 1,341                    $ 121
      Ratio of Expenses to Average Net Assets(1)                   2.48%           2.24%          1.83%                    1.60%(2)
      Ratio of Net Investment Income
           to Average Net Assets                                   1.12%           2.46%          0.93%                    0.25%(2)
      Portfolio Turnover Ratio                                    65.94%          41.23%         60.68%                   61.71%(2)
      Average Commission Per Share
           Paid on Equity Transactions                          $ 0.0812        $ 0.1005             --

---------------
(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Balanced Fund would have been 4.36%, 5.31%, 17.85% and 108.91%, for the years 1996 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (0.76%), (0.62%), (15.11%), and (106.91%), for the years 1996 through 1993 respectively.

(2) Annualized.

(3) Commencement of Operations.

(4) The Fund's maximum sales charge is not included in the total return computation.

                                 SMALL CAP FUND
                 (For a share outstanding throughout the period)

                                                                                                                   For the Period
                                                                      For the Year Ended December 31           February 8, 1993(3)
                                                                    1996            1995           1994      to December 31, 1993
                                                                 -------         -------        -------      --------------------
PER SHARE OPERATING PERFORMANCE
      Net Asset Value, Beginning of Year                         $ 11.82         $ 10.35        $ 11.47               $ 9.00
                                                                 -------         -------        -------               ------

      Income from Investment Operations:
           Investment Income                                        0.09            0.19           0.19                 0.09
           Expenses                                                (0.30)          (0.27)         (0.23)               (0.12)
                                                                 -------         -------        -------               ------
           Net Investment Income (loss)                            (0.21)          (0.08)         (0.04)               (0.03)

      Net realized and unrealized gain (loss) on securities         5.35            1.89          (0.42)                2.50
                                                                 -------         -------        -------               ------
      Total from Investment Operations                              5.14            1.81          (0.46)                2.47

      Less Distributions
           Distributions from net capital gains                    (0.49)          (0.34)         (0.66)                0.00

      Net Asset Value, End of Year                               $ 16.47         $ 11.82        $ 10.35              $ 11.47
                                                                 =======         =======        =======              =======

TOTAL INVESTMENT RETURN(4)                                        43.70%          17.27%         (3.97%)              29.94%

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (000)                             $ 8,549          $ 4,279        $ 3,169              $ 2,175
      Ratio of Expenses to Average Net Assets(1)                   2.91%           2.49%          2.45%                 2.20%(2)
      Ratio of Net Investment Income (loss)
           to Average Net Assets                                  (2.06%)         (0.71%)        (0.42%)               (0.32%)(2)
      Portfolio Turnover Ratio                                    51.83%          44.95%         49.79%                 5.91%(2)
      Average Commission Per Share
           Paid on Equity Transactions                          $ 0.0807        $ 0.0833            --                   --

------------
(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Small Cap Fund would have been 3.24%, 3.64%, 5.40% and 7.20%, for the years 1996 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (2.39%), (1.88%), (3.37%), and (5.32%), for the years 1996 through 1993 respectively.

(2) Annualized.

(3) Commencement of Operations.

(4) The Fund's maximum sales charge is not included in the total return computation.

The last sentence in the third full paragraph on page 17 of the Prospectus is amended to state:

    For the fiscal year ending December 31, 1996, fees paid to the Manager were $16,345 and $46,424 for the Government Securities Fund and Small Cap Fund, respectively. For this same period, the Manager voluntarily waived its management fees for the Income Fund and the Balanced Fund. The Manager also assumed certain expenses of the Funds.

The last sentence in the fourth full paragraph on page 17 of the Prospectus is amended to state:

    For the period ended December 31, 1996, fees paid to the Advisers were $8,800, $0 and $0 for the Government Securities Fund, Income Fund and Balanced Fund, respectively.

The third sentence in the first paragraph on page 18 of the Prospectus is amended to state:

    Spectrum is a registered investment adviser and a California corporation with $95 million in assets under management, as of March 31, 1997.

The third sentence in the third paragraph on page 18 of the Prospectus is amended to state:

    Hamilton & Bache is a registered investment adviser and a California corporation with $91 million in assets under management, as of December 31, 1996.

The last sentence in the third full paragraph on page 24 of the Prospectus is amended to state:

    A $5.00 service fee applies to each exchange, but currently is being waived by Pacific Global Investor Services, Inc., the Company's Transfer Agent.

The last sentence in the second full paragraph on page 37 of the Prospectus is amended to state:

    The portfolio turnover rates for each Fund for the fiscal year ended December 31, 1996, were: 50.49% for the Government Securities Fund; 28.23% for the Income Fund; 65.94% for the Balanced Fund; and 51.83% for the Small Cap Fund.

The last sentence in the third full paragraph on page 37 of the Prospectus is amended to state:

    For the fiscal year ended December 31, 1996, fees paid for shareholder services were $7,025, $2,517, $2,107, and $14,339 for the Government Securities Fund, Income Fund, Balanced Fund and Small Cap Fund, respectively.

The last sentence on page 37 of the Prospectus is amended to state:

    For the fiscal year ended December 31, 1996, the ratios of operating expenses to average net assets for the Government Securities Fund, Income Fund, Balanced Fund, and Small Cap Fund were 1.66%, 1.85%, 2.48%, and 2.91%, respectively.

                                     PART A

Pursuant to Rule 411 under the Securities Act of 1933, as amended, and Rules 0-4 and 8b-23 under the Investment Company Act of 1940, as amended, the information required to be included in Part A of this Registration Statement is incorporated herein by reference to the Prospectus dated May 1, 1996, as filed in electronic format via EDGAR with the Securities and Exchange Commission on April 29, 1996. This Amendment does not delete, amend, or supersede any information contained in the Registration Statement or Post-Effective Amendment No. 4 to the Registration Statement, except to the extent provided herein.

                           PACIFIC ADVISORS FUND INC.

                            206 NORTH JACKSON STREET
                                   SUITE 201
                          GLENDALE, CALIFORNIA  91206

                        TOLL FREE NUMBER: 1-800-989-6693


                      STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Company's Prospectus dated May 1, 1996, as updated by Supplement dated May 1, 1997. Copies of the Prospectus may be obtained by calling Pacific Global Investor Services, Inc., at the telephone number above.



         The date of this Statement of Additional Information is May 1, 1997.

                               TABLE OF CONTENTS



ITEM                                                                                      PAGE
The Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-3

Investment Management and Other Services  . . . . . . . . . . . . . . . . . . . . . . . .  S-3

Management of the Company and Its Funds . . . . . . . . . . . . . . . . . . . . . . . . .  S-7

Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10

Description of Certain Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13

Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22

Other Considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-26

                                   THE FUNDS

         The Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund Inc. (the "Company"), incorporated in Maryland, is registered with the Securities and Exchange Commission as an open-end diversified management investment company. The Company currently offers four Funds: Government Securities Fund, Income Fund, Balanced Fund, and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. Also see "EXCHANGES TO ELIGIBLE FUNDS" in the Prospectus for availability of exchanges at net asset value to and from certain other eligible mutual funds ("Eligible Funds").


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL


         Pacific Global Investment Management Company (the "Manager" or "Pacific Global") serves as manager pursuant to separate agreements between the Company on behalf of each Fund and the Manager (the "Agreements"). The Manager and the Company, on behalf of the Government Securities Fund and the Balanced Fund, have entered into sub-advisory agreements ("Sub-Advisory Agreements") with registered investment advisers (the "Adviser(s)"). Spectrum Asset Management, Inc. ("Spectrum") serves as Adviser to the Government Securities Fund; Hamilton & Bache, Inc. ("Hamilton & Bache") serves as Advisor to the Balanced Fund; and Pacific Global serves as Adviser to the Income Fund and the Small Cap Fund. The Agreements and Sub-Advisory Agreements were approved by the Board of Directors, including a majority of the non-"interested" persons. The Agreements and the Sub-Advisory Agreements also have been approved by applicable shareholders.

         Prior to December 31, 1996, MMG Money Management Group, Inc. (which recently changed its name to Expansion Funds of Arizona, Inc.) served as the investment sub-adviser for the Income Fund. As provided for in its agreement with the Income Fund, Pacific Global assumed full responsibility for making and implementing all investment decisions for the Income Fund on that date. At a meeting held on February 28, 1997, the Board of Directors of the Company, including a majority of the directors who are not "interested persons" of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered a recommendation by Pacific Global that Hamilton & Bache be appointed as co-manager for the Income Fund. After considering Pacific Global's recommendation and other information presented at that meeting, the Board of Directors approved submission of the proposed co-management agreement ("Co-Management Agreement") to the Income Fund's shareholders at the Shareholders' Meeting scheduled to take place on or about April 25, 1997, and determined to recommend that the Income Fund's shareholders approve the proposed Co-Management Agreement.


PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY. The directors and principal executive officers of the Manager are: George A. Henning, Chairman, President and Director; Thomas H. Hanson, Executive Vice President and Director; Paul W. Henning, Treasurer; Siegfred S. Kagawa, Marjorie Derby, Manabi Hirasaki, William H. McCary, and John P. Willoughby (Directors); and Victoria Breen (Assistant Secretary and Director of the Manager and Pacific Global Investor Services, Inc.). George Henning is the principal stockholder of the Manager. Pacific Global Fund Distributors, Inc. (the "Distributor") and the Transfer Agent, Pacific Global Investor Services, Inc. ("PGIS"), are fully-owned subsidiaries of the Manager and George A. Henning is Chairman of the Distributor and the Transfer Agent. Thomas H. Hanson is President of the Transfer Agent and the Distributor. Paul W. Henning is Treasurer of the Distributor and the Transfer Agent.


ADVISERS. Spectrum is a California corporation, the majority of shares of which are owned by R. "Kelly" Kelly and Marc Kelly. Hamilton & Bache is a California corporation all of the shares of which are owned by Mary N. Hamilton and Stephen K. Bache.

MANAGER'S RESPONSIBILITIES

         In addition to the duties set forth on page 17 of the Prospectus, the Manager, in furtherance of such duties and responsibilities, is authorized in its discretion to perform or to cause or permit the Advisers to: (i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers selected by the Manager; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications;
(iv) obtain and evaluate business and financial information in connection with the exercise of its duties; and (v) formulate and implement a continuing program for the management of each Fund's assets.


         The Manager will also furnish to or place at the disposal of the Funds such information and reports as requested by or as the Manager believes would be helpful to the Funds. The Manager has agreed to permit individuals who are among its officers or employees to serve as officers, directors, and members of any committees or advisory board of the Board of the Company without cost to the Company. The Manager has agreed to pay all salaries, expenses, and fees of the directors and officers of the Company who are affiliated with the Manager, the Distributor, or the Company; provided, however, that the Company will reimburse the Manager for expenses incurred, if any, by the Manager in responding to telephonic inquiries from, and mailing information to, shareholders and registered representatives requesting shareholder information concerning the Funds on behalf of shareholders of the Funds. The expenses to be reimbursed, if any, include a portion of the cost of employee compensation, telephone charges, office space, office equipment, and office services properly allocable to the shareholder services described directly above.


TRANSFER AGENT AND ADMINISTRATIVE SERVICES AGENT


         The Transfer Agent, PGIS, is responsible for providing transfer agency and dividend disbursement services to the Company. PGIS is compensated for these services by the Company. PGIS also provides a number of other services to the Company pursuant to the Transfer Agency, Dividend Disbursing Agency and Administrative Service Agreement. These additional services include assisting the Manager by: maintaining the Company's corporate existence and corporate records; maintaining the Funds' registration under state law; coordination and supervision of the financial and accounting functions for the Funds; liaison with various agents and other parties employed by the Company (i.e., custodian, auditors, and attorneys); and the preparation and development of shareholder communications and reports. PGIS is reimbursed by the Fund for any expenditures on behalf of the Fund and is compensated at the annual rate of .05% of average daily net assets, but in no event in excess of $25,000 per Fund per year. PGIS performs certain transfer agent and administrative services for the Distributor in connection with exchanges to and from the Eligible Funds. The Distributor compensates PGIS for these services. PGIS may contract with unaffiliated entities for the provision of these services to the Company and the Distributor. For the fiscal year ending December 31, 1996, PGIS received for its services as Transfer Agent, $15,000, $0, $15,000, and $15,000 from the Government Securities, Income, Balanced, and Small Cap Funds, respectively. For the fiscal year ending December 31, 1996, PGIS received for its services as Administrative Agent, $3,225, $543, $1,250, and $3,086 from the Government Securities, Income, Balanced, and Small Cap Funds, respectively.



THE MANAGER'S AND THE ADVISER'S FEES


         The Company pays the Manager management fees at the annual rates described in the Table below. The Manager is responsible for paying the Advisers the fees also described in the Table. For the fiscal year ending December 31, 1996, the Manager received for its services as Investment Manager, $16,345, $0, $0, and $46,424 from the Government Securities, Income, Balanced, and Small Cap Funds, respectively.

         For the fiscal year ending December 31, 1996, the Advisers received for their services, $8,800, $0, and $0 from the Government Securities, Income and Balanced Funds, respectively.

                          MANAGEMENT AND ADVISORY FEES

GOVERNMENT SECURITIES FUND

Average Daily Net Assets                           Management Fee        Sub-Advisory Fee
------------------------                           --------------        ----------------
First $200 million                                      .65                    .35
next $100 million                                       .60                    .32
next $200 million                                       .55                    .29
next $250 million                                       .50                    .26
next $250 million                                       .45                    .23
over $1 billion                                         .40                    .20

INCOME FUND


Average Daily Net Assets                           Management Fee
------------------------                           --------------
First $100 million                                      .75
next $100 million                                       .70
next $100 million                                       .65
next $100 million                                       .60
next $100 million                                       .55
over $500 million                                       .50


BALANCED FUND

Average Daily Net Assets                           Management Fee        Sub-Advisory Fee
------------------------                           --------------        ----------------
First $200 million                                      .75                    .40
next $200 million                                       .70                    .37
next $200 million                                       .65                    .34
next $200 million                                       .60                    .31
next $200 million                                       .55                    .28
over $1 billion                                         .50                    .25

SMALL CAP FUND

Average Daily Net Assets                           Management Fee
------------------------                           --------------
First $200 million                                      .75
next $200 million                                       .72
next $200 million                                       .69
over $600 million                                       .66

                    MANAGEMENT OF THE COMPANY AND ITS FUNDS


DIRECTORS AND OFFICERS

         Directors and officers of the Company, together with information as to their principal addresses and business occupations during the last five years, are shown below. An asterisk next to a name indicates that a Director is considered an "interested person" of the Company (as defined in the Investment Company Act of 1940, the "1940 Act"). Unless otherwise indicated the address for each Director or officer is 206 North Jackson Street, Suite 201, Glendale, California 91206.

 *Thomas M. Brinker                   President, Fringe Benefits, Inc./Financial Foresight, Ltd., d/b/a
 Director                             The Brinker Organization (Financial services companies)
 1 North Ormond Avenue
 Havertown, Pennsylvania  19083

 *Victoria Breen                      Assistant Secretary and Director, Pacific Global Investment
 Director                             Management Company, Pacific Global Investor Services, Inc.; General
 603 West Ojai Avenue                 Agent, Transamerica Life Companies and Registered Principal,
 Ojai, California  93023              Transamerica Financial Resources, Inc.; Branch Manager, Derby &
                                      Derby, Inc./Pacific Asset Group, Inc./Financial West Group
                                      (Financial services companies)


 Kathleen M. Fishkin                  Certified Public Accountant, Murchison & Marek (Public Accounting);
 Director                             Officer, August Financial Corp.; Executive Vice President,
 3780 Kilroy Airport Way              University Group, Inc. (Real Estate)
 Suite 820
 Long Beach, California  90806

 L. Michael Haller, III               Senior Vice President, THQ Inc.; President, International Media
 Director                             Group, Inc.; Consultant, Asahi Broadcasting Corp. (Entertainment
 5016 N. Parkway, Suite 100           companies)
 Calabasas, California  91302

 *Thomas H. Hanson                    Executive Vice President and Director, Pacific Global Investment
 Vice President and Secretary         Management Company; President and Director, Pacific Global Fund
                                      Distributors, Inc.; President and Director, Pacific Global Investor
                                      Services, Inc.; Owner, Director, Chairman, President, and CEO of
                                      TriVest Capital Management, Inc.; Executive Vice President,
                                      Investors Research Company; Director, Investors Research Fund,
                                      Inc.; Principal, Unified Holdings, Inc. (Financial services companies)

 *George A. Henning                   President, Pacific Global Investment Management Company; Chairman,
 President and Chairman               Pacific Global Fund Distributors, Inc.; Chairman, Pacific Global
                                      Investor Services Inc.


 *Paul W. Henning                     Treasurer, Pacific Global Investment Management Company;
 Treasurer                            Treasurer and Director, Pacific Global Fund Distributors, Inc.;
                                      Treasurer, Pacific Global Investor Services Inc.; Assistant
                                      Controller, AdminaStar Defense Services, Inc. (Financial Services
                                      Company)

 Siegfred S. Kagawa                   Chairman, Occidental Underwriters of Hawaii, Ltd.; General Agent,
 Director                             Transamerica Life Companies, (Financial services companies)
 1163 S. Beretania Street
 Honolulu, Hawaii  96814

 Takashi Makinodan, Ph.D.             Associate Director of Research, Geriatric Research Education Clinic
 Director                             Center, VA Medical Center; Director, Medical Treatment
 107 S. Barrington Place              Effectiveness Program (MEDTEP), Center on Asian and Pacific
 Los Angeles, California 90049        Islanders; Professor of Medicine, University of California, Los
                                      Angeles; Adjunct Professor of Biology, University of Southern
                                      California (Medical Research)

 Gerald E. Miller                     Consultant for Securities Related Matters; Senior Resident Vice
 Director                             President, Merrill Lynch (Financial services company)
 24030 Park Granada
 Calabasas, California  91302

 Louise K. Taylor, Ph.D.              Superintendent, Monrovia Unified School District; Assistant
 Director                             Superintendent, Monrovia Unified School District (Education)
 325 East Huntington Drive
 Monrovia, California  91016


The Officers of the Company, and the Directors who are interested persons of the Company, receive no compensation directly from the Company for performing the duties of their offices. They may receive remuneration indirectly as a result of their positions with the Investment Manager or other affiliates. The Directors who are not interested persons receive fees and expenses for Board and Committee meetings attended. The aggregate compensation paid by the Company to each of the Directors who are not interested persons during the fiscal year ended December 31, 1996, was $5,400. The Company does not maintain any retirement or pension plans.


INDEPENDENT AUDITORS

         Ernst & Young LLP, whose address is 515 South Flower Street, Los Angeles, California 90071, has been selected as the independent auditors for the Company. Their selection was approved by the Manager, as sole shareholder of the Company and by the Company's Board of Directors.

         The financial statements for the period February 8, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996, are included in each Fund's Annual Report, which are, except for pages 1 through 2 thereof for the Income and Balanced Funds and pages 1 through 3 thereof for the Small Cap and Government Securities Funds, incorporated herein by reference and accompany this Statement of Additional Information.

         The financial statements for the period February 8, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996 that are included in the Prospectus and incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young LLP, whose report thereon appears elsewhere herein have been included herein in reliance upon the report of such firm of accountants, given upon their authority as experts in accounting and auditing.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Audit Committee and an Executive Committee. The respective duties and present memberships are:

AUDIT COMMITTEE: The members of the Audit Committee consult with the Company's independent auditors, if the auditors deem it desirable, and meet with the Company's independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. Kathleen M. Fishkin, L. Michael Haller, Gerald E. Miller, and Louise K. Taylor are members of the Audit Committee.

EXECUTIVE COMMITTEE: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board in the management of the Company except as to matters when Board action is specifically required; included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. George A. Henning and Victoria Breen are members of the Executive Committee.



PRINCIPAL HOLDERS OF SECURITIES

         The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of any Fund's shares as of April 24, 1997 are listed below:

                    FUND                                     SHAREHOLDER                     PERCENTAGE
                    ----                                     -----------                     ----------
Income Fund                                   Joanne K. Maxwell                                12.04%
                                              29723 Stoughton Drive
                                              Strongsville, OH 44136


                                              Eva U. & Robert M. Rigney                         6.09%
                                              P.O. Box 5835
                                              Berkeley, CA 95705

As of April 24, 1997, the Directors and Officers of the Company, as a group, owned 1.85% of the outstanding shares of the Small Cap Fund. As of April 24, 1997, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Government Securities, Income and Balanced Funds.


CUSTODIAN

         United Missouri Bank, N.A. ("UMB, N.A.") is custodian of the securities and cash owned by the Funds. UMB, N.A. is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, computing the net asset value of the Funds, calculating each Fund's standardized performance information, and performing other administrative duties, all as directed by persons authorized by the Company. UMB, N.A. does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of UMB, N.A. and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company or Participants' Trust Company. Pursuant to the Custody Agreement, portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of UMB, N.A. and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of UMB, N.A. and may purchase or sell securities from or to UMB, N.A.


                               DISTRIBUTION PLAN

         Pursuant to the Company's Plan of Distribution Pursuant to Rule 12b-1 ("Rule 12b-1 Plan" or "Plan"), the Company will pay the Distributor quarterly at a rate not to exceed .0625% of the average daily net assets of the Company during that quarter and the Distributor, in turn, will pay certain securities dealers or brokers, administrators and others ("Recipients") based on the average daily net asset value of shares of the Company owned by that Recipient or its customers during that quarter. However, no such payments will be made to any Recipient in any quarter if the aggregate net asset value of all Company shares held by the Recipient or its customers at the end of such quarter, taken without regard to the minimum holding period, does not exceed a minimum amount. The minimum holding period and the minimum level of holdings, if any, will be determined from time to time by a majority of the Directors who are not "interested persons" ("independent Directors") of the Company. The services to be provided by Recipients may include, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Company, assisting in establishing and maintaining accounts or sub-accounts in the Company and processing purchase and redemption transactions, making the Company's investment plans and shareholder services options available, and providing such other information and services as the Distributor or the Company may reasonably request from time to time.


         All of the fees paid to the Distributor pursuant to the Plan will be used to pay Recipients for shareholder services rendered to shareholders of the Funds. Any unreimbursed expenses incurred during any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of the Company by up to .25% of its average daily net assets from what its expenses would otherwise be. For the fiscal year ended December 31, 1996, Rule 12b-1 payments of $7,025, $2,517, $2,107 and
$14,339 were made from the Government Securities, Income, Balanced and Small Cap Funds, respectively.


                            INVESTMENT RESTRICTIONS

         In addition to the restrictions set forth in the Prospectus with respect to each Fund, which are described as fundamental investment policies, investment restrictions (1), (2), (3), (5), (7), (11), (14), (16) and (17)
described below, have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.


         The following investment restrictions apply to each Fund except as indicated to the contrary.

         A Fund will not:

         (1) MARGIN AND SHORT SALES: Purchase securities on margin or sell securities short, except each Fund may make margin deposits in connection with permissible options and futures transactions subject to restrictions (5) and
(8) below and may make short sales against the box. As a matter of operating policy, no Fund has a current intention, in the foreseeable future (i.e., the next year), of making margin deposits in connection with futures transactions or making short sales against the box;

         (2) SENIOR SECURITIES AND BORROWING: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 15% of its total assets. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund may each enter into futures contracts subject to restriction (5) below;

         (3) REAL ESTATE: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, master limited partnerships traded on a national securities exchange, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities. In order to comply with the securities laws of several states, the Balanced Fund and Small Cap Fund (as a matter of operating policy) will not invest in securities of real estate investment trusts, if by reason thereof the value of each Fund's aggregate investment in such securities would exceed 10% of its total costs.

         (4) CONTROL OF PORTFOLIO COMPANIES: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

         (5) COMMODITIES: Purchase or sell commodities and invest in commodities futures contracts, except that each Fund may enter into only those futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. As a matter of operating policy, no Fund has any current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon;

         (6) INVESTMENT COMPANIES: Invest in the securities of other investment companies, except that each Fund, other than Income Fund, may purchase securities of other investment companies only in those circumstances in which each Fund (i) owns no more than 3% of the total outstanding voting securities of any other investment company, (ii) invests no more than 5% of its total assets in the securities of any one investment company, and (iii) invests no more than 10% of its total assets in the securities of all other investment companies in the aggregate;

         (7) UNDERWRITING: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions;

         (8) OPTIONS, STRADDLES, AND SPREADS: Invest in puts, calls, straddles, spreads or any combination thereof, except that each Fund may invest in and commit its assets to writing and purchasing only those put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. The Fund will write only those put or call options that are considered to be appropriately covered. In order to comply with the securities laws of several states, no Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. The Government Securities Fund and the Income Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles, spreads, or any combination thereof;

         (9) OIL AND GAS PROGRAMS: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

         (10)    OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS:
Purchase or retain the securities of any issuer if to the knowledge of the Company, those officers and directors of the Company, the Manager or the Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer;

         (11) LOANS: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may (i) make loans of portfolio securities with a value of up to 30% of that Fund's total assets, (ii) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (iii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily;

         (12) UNSEASONED ISSUERS: The Balanced Fund and Small Cap Fund will not invest more than 5% of each of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the United States Government, its agencies, and instrumentalities;

         (13)    ILLIQUID SECURITIES AND SECURITIES NOT READILY MARKETABLE:
Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of a Fund's net assets would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange.
Some investments may be determined by the Funds to be illiquid.   Illiquid
securities are securities which each Fund cannot sell or dispose of in the ordinary course of business at an acceptable price, securities which are subject to legal or contractual restrictions on disposition, other securities for which no readily available market exists, and repurchase agreements and time deposits with a maturity of more than seven days. Difficulty in selling securities may result in a loss and may be costly to a Fund. As a matter of operating policy, in compliance with certain state securities regulations, no more than 5% of any Fund's net assets will be invested in restricted securities;

         (14) MORTGAGING: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of each Fund's total assets) and (ii) as may be necessary in connection with each Fund's use of permissible options and futures transactions, subject to restrictions (5) and (8) above;

         (15) WARRANTS: Invest more than 5% of a Fund's net assets in warrants, and will further limit its investment in unlisted warrants to no more than 2% of its net assets;

         (16) DIVERSIFICATION: Make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are securities issued by the U.S. Government, its agencies and instrumentalities, and such repurchase agreements are fully collateralized by such securities; and

         (17) CONCENTRATION: Except for the Government Securities Fund, purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of that Fund. In those instances in which the Government Securities Fund invests more than 25% of its total assets in dividend-paying common stocks, the Government Securities Fund will concentrate its investments in securities of issuers in the public utilities industry.

         The Government Securities Fund may invest more than 25% of its total assets in dividend-paying common stocks when Spectrum anticipates that interest rates will decline. Thus, investments in dividend-paying common stocks of issuers in the public utility industry will serve as substitutes for investment in long-term bonds. Concentration in securities in the public utility industry will occur when utilizing such securities as substitutes for long-term bonds is consistent with managing the Fund to increase the Fund's total rate of return. Thus, concentration of investments in this area are made when the current yield on U.S. Government 30-year bonds declines 60 basis points (6/10 of 1%) from previous yield peaks for the period of the last 50 trading days. The Fund would reverse its concentration of investments when the current yield on U.S. Government bonds rises 60 basis points (6/10 of 1%) from previous yield lows for the period of the last 50 trading days.


                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectus, each Fund may invest in high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either; (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high-grade money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the total value of that Fund's total assets would be invested in such agreements or other securities which are not readily marketable.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fall financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Company's Board of Directors and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.


FIXED-INCOME SECURITIES

         As noted in the Prospectus, in accordance with each Fund's investment objectives and investment program, each Fund may invest to varying degrees in high and medium quality fixed-income securities. (See the Appendix for a description of each rating category.) Certain of these fixed-income securities are described below.

         MORTGAGE-BACKED SECURITIES. Interests in pools of mortgage-backed securities differ from other forms of debt securities (which normally provide for periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage-backed securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage-backed securities, such as securities guaranteed by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and, after being approved by GNMA, is offered to investors through securities dealers.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage-backed securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets each Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-backed securities without insurance or guarantees if its Adviser determines that the securities meet that Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Each Fund will limit its investment in mortgage-backed securities or other securities which may be considered illiquid or not readily marketable to no more than 15% of that Fund's total assets.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). Collateralized mortgage obligations ("CMOs") are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. CMOs are generally structured into multiple classes or tranches, each bearing a different stated maturity. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series of CMO bonds (e.g., Series A, B, C, and Z bonds). Proceeds of the CMO bond offering are used to purchase mortgages or mortgage-backed certificates which are used as collateral for the loan ("Collateral"). The Collateral is generally pledged to a third party trustee as security for the CMO bond. Principal and interest payments from the Collateral are used to pay principal on the CMO bonds. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. When the Series A, B, and C bonds are paid in full, interest and principal on the Series Z bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         ASSET-BACKED SECURITIES. The Income Fund and the Balanced Fund each may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs") and credit card receivables (such as Credit Card Receivable Securities or "CARDS"). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) affiliated or unaffiliated with the issuers of such securities.

         The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

         Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

         The development of asset-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for such securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Income Fund intends to limit its purchases of asset-backed securities to securities that are readily marketable at the time of purchase.

         ZERO COUPON BONDS. The Government Securities Fund and Income Fund each may invest in "zero coupon" bonds. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to their maturity. Accordingly, such securities usually trade at a deep discount from their face value. An investor, such as the Government Securities Fund or Income Fund, acquires a zero coupon bond at a price that is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than the bond's face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon bond, the investor receives the face value of the bond. The Funds may also invest up to 5% of its net assets in "pay-in-kind" securities (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

         Zero coupon bond and "pay-in-kind" securities may be more speculative and subject to greater fluctuations in their market value in response to changing interest rates than debt obligations that make period distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon bonds eliminate any reinvestment risk and lock in a rate of return to maturity.

         For federal tax purposes, the holder of a zero coupon bond is required to accrue a portion of the discount at which the security was purchased (or, in the case of a "pay-in-kind" security, the difference between the issue price and the sum of all the amounts payable on redemption) as income each year even though the holder of such a security receives no interest payment on such security during the year. Since each Fund is a regulated investment company, under the Internal Revenue Code of 1986 (the "Code"), and must distribute each year to its shareholders substantially all of its income (including that which it must accrue and recognize with respect to any zero coupon bonds and "pay-in-kind" securities in which it invests) in order to comply with certain Code provisions, such distributions could reduce the amount of cash available for investment by each Fund.

         PERCS. The Income Fund may invest up to 5% of its net assets in Preference Equity Redemption Cumulative Stock, more commonly known as PERCS. A PERCS is a preferred stock with an "out-of-the-money" call option written by the purchaser of the PERCS to the issuer of the PERCS. Most PERCS expire three years from the date of issue, at which time they are exchangeable for the issuer's common stock or cash, at the option of the issuer. Under a typical arrangement, if after three years the issuer's common stock is below the call price established by the PERCS, each PERCS would convert to one share of common stock. If however, the issuer's common stock is trading above the call price, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS' holder is determined by dividing the call price of the PERCS by the market price of the issuer's common stock. Some PERCS provide that they can be called immediately if the issuer's common stock is trading at a specified level or better. Investors, such as the Income Fund, that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

         LYONS. The Income Fund may invest up to 5% of its net assets in Liquid Yield Option Notes or LYONS. LYONS combine features commonly associated with convertible bonds with those of zero coupon bonds. LYONS are debt securities issued in zero coupon form (they are issued at a discount from par and pay interest only at maturity). Like convertible bonds, LYONS may be converted, upon payment of a conversion premium, into a fixed number of shares of common stock at any time. LYONS also have a put feature which allows the holder to redeem the LYONS at the initial offering price plus accredit interest on specified dates, usually three to five years after a LYONS has been issued. Upon exercise of a put, the holder of the LYONS may receive cash, common stock, subordinated debt, or a combination thereof depending upon the type of LYONS.

         LYONS, if held to maturity (usually 15 to 20 years), provide a fixed rate of return. If the conversion option is exercised, they offer the holder of the LYONS the ability to participate in the potential growth of the value of the underlying common stock. The put option feature of a LYON offers holders a degree of liquidity. In addition, LYONS are also listed on national securities exchanges, but there is no assurance that a secondary market for the LYONS will exist.

WHEN-ISSUED SECURITIES

         Each Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to four months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

WARRANTS

         Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

         Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date.
These factors can make warrants more speculative than other types of investments. Each Fund will limit its investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets.

SECURITIES LOANS

         For purposes of realizing additional income, each Fund may make secured loans of its portfolio securities amounting to no more than 30% of the value of that Fund's total assets. Securities loans are made to broker-dealers and other financial institutions approved by the Board of Directors of the Company. Loans of securities by the Funds are made pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to the securities loaned, as marked-to-market on a daily basis. The collateral received will consist of cash, U.S. Government Securities, letters of credit or such other collateral as permitted by interpretations or rules of the Securities and Exchange Commission ("SEC") and approved by the Company's Board of Directors. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

         Any loan of portfolio securities by any Fund will be allowable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Company's Board of Directors considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and when the Manager or a Fund's Adviser believes that the interest earned from such loans justifies the attendant risks. On termination of the loan, the borrower will be required to return the securities lent to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.


INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Government Securities Fund, the Balanced Fund and the Small Cap Fund may each invest in other investment companies. Each Fund's investment in other investment companies is limited in amount by the 1940 Act, so that each Fund may purchase shares in another investment company unless (i) such a purchase would cause the Fund to own, in the aggregate, more than 3% of the total outstanding voting stock of the acquired company, (ii) such a purchase would cause the Fund to have more than 5% of its total assets invested in one investment company,

(iii) such a purchase would cause the Fund to have more than 10% of its total assets invested in all other investment companies in the aggregate, or (iv) all Funds in the Company would own more than 10% of the total outstanding voting stock of such registered investment company. Such investments may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. In addition, the return from such an investment will be reduced by the operating expenses and fees of such other investment companies, including applicable advisory fees. Although each Fund, other than the Income Fund, is permitted to invest in other investment companies, each Fund has no current intention (i.e., in the next year) of so doing.

DEPOSITORY RECEIPTS AND FOREIGN SECURITIES

         Each of the Funds, as specified in its investment program, may invest in foreign securities. Investments in foreign equity securities will be made primarily through the purchase of American Depository Receipts ("ADRs"). Certain Funds may also utilize European Depository Receipts ("EDRs") and may make direct market purchases of equity and fixed-income securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the over-the-counter ("OTC") securities market. EDRs are receipts issued in Europe generally by a foreign bank or trust company that evidence ownership of foreign or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs during an initial public offering, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since (i) ADRs are U.S. dollar-denominated investments which are easily transferable and for which market quotations are readily available, and
(in) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

         Because the Funds may invest directly in certain foreign securities, the Funds may be subject to risks that are different, in some respects, from the risks associated with an investment in a mutual fund that invests only in securities of domestic issuers. These risks include, among others, potential adverse changes in currency exchange rates and exchange control regulations, as well as potential social, economic, or political instability. In addition, certain foreign securities and stock markets outside the U.S. are not as liquid as their U.S. counterparts. Issuers of foreign securities are also subject to different accounting, reporting, and disclosure requirements than those applicable to domestic issuers and less reliable public information may be available about such foreign securities. Further, foreign brokerage commissions and custodian fees are generally higher than in the United States. In addition, government restrictions in certain countries and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. In addition, there may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. As a result, the selection of securities of foreign issuers may be more difficult and subject to greater risks than investment in domestic issuers.

OPTIONS ON SECURITIES

         The Balanced Fund and Small Cap Fund each may write covered put and call options on securities and may purchase put and call options on securities. Each Fund will only utilize options on securities that are exchange traded.

         A call option is a contract that gives the purchaser thereof, during the term of the option, the right to buy a specified amount of the security underlying the call option at a fixed price (called the exercise or "strike" price) upon exercise of the option. Conversely, a put option is a contract that gives the purchaser thereof, during the term of the option, the right to sell a specified amount of the security underlying the put option at the exercise price upon exercise of the option.

         Through the writing of a covered call option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to sell to the purchaser of such option the security underlying the option regardless of the market value of the security during the option period. Through the writing of a covered put option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to purchase from the holder of the put option the security underlying the option regardless of the market value of the security during the option period.

         To "cover" a call option written, a Fund may, for example, identify and make available for sale the specific portfolio security to which the option relates or may establish a segregated asset account with the Company's custodian, containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the call option written. To cover a put option written, a Fund may, for example, establish a segregated asset account with the Company's custodian containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the put option written.

         Each Fund may purchase put options on securities for defensive purposes in order to hedge against an anticipated decline in the value of its portfolio securities. Each Fund may purchase call options on securities to take advantage of anticipated increases in the value of its portfolio securities. In addition, each Fund may write put or call options on securities, for the purpose of generating additional income, which may partially offset the effects of adverse changes in the value of that Fund's portfolio securities.

         Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different, in some respects, from the investment risks associated with similar funds that do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price, adjusted for premiums received; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect their current market values; and purchasing put and call options -- possible loss of the entire premium paid if the option expires unexercised.

                                     TAXES

         Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. As such, it must meet the requirements of Subchapter M of the Code, including the requirements regarding the source and distribution of investment income and the diversification of investments.

         In general, to qualify as a RIC, at least 90% of the gross income of each Fund for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities, and less than 30% of its gross income for the taxable year can be attributable to gains (without deductions for losses) from the sale or other disposition of securities held for less than three months.

         A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income must be subject to tax at the RIC level.

         In addition, each Fund must declare and distribute dividends each year equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its capital gains net income (as of the twelve months ended October 31), in order to avoid a 4% federal excise tax. Each Fund intends to make the required distributions, but it cannot guarantee that it will do so. Dividends attributable to a Fund's ordinary income are taxable as such to shareholders in the year in which they are received.

         A corporate shareholder may be entitled to take a deduction for income dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A dividend of capital gains net income reflects the Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate which dividends are dividends of capital gains net income and must notify shareholders of this designation within 60 days after the close of the Fund's taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for these dividends.

         If, in any taxable year, a Fund should not qualify as a RIC under the
Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax-deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the partial deduction for dividends received by corporations.


                              OTHER CONSIDERATIONS


TRADE DATE PROCEDURES

         PURCHASING. If a purchase order is telephoned to PGIS before 4:00 pm., New York time, the purchase order becomes effective as of 4:00 p.m., New York time. If the purchase order is telephoned to PGIS after 4:00 p.m., New York time, the purchase order becomes effective as of 4:00 p.m., New York time, on the next business day.

         REDEEMING. If a request to sell shares (redemption) is received in proper form prior to the determination of net asset value on any day, the redemption is effective as of 4:00 p.m., New York time. If the request is received after the net asset value is determined, the redemption is effective as of 4:00 p.m., New York time, on the next business day.

         EXCHANGING. Shares are exchanged for shares of other Funds at net asset value next determined following receipt of the request in proper form either by mail or telephone.

         REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Dividends and distributions of each Fund are made on the payment date, the record date, or such other date as the Board may determine. On the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the amount of the dividend).

REDEMPTIONS

         Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Company, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all requests for redemption made by such shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Company's Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Company does not anticipate making redemptions-in-kind.


SUSPENSION OF REDEMPTIONS

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed, other than customary weekend and holiday closings, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.


PACIFIC GLOBAL FUND DISTRIBUTORS, INC. COMMISSIONS


                               1994                              1995
  FUND       UNDERWRITING   BROKERAGE   TOTAL   UNDERWRITING  BROKERAGE   TOTAL
Small Cap      $11,359     $20,878      $32,237    $7,151      $42,690   $49,841
Balanced           480         279          759       494          422       916
Income           3,774           0        3,774       372            0       372
Government
Securities         153           0          153     2,249            0     2,249



                               1996
  FUND       UNDERWRITING   BROKERAGE    TOTAL
Small Cap      $9,504        $55,227    $64,731
Balanced        1,106            584      1,690
Income            925              0        925
Government
Securities      5,592              0      5,592

PORTFOLIO TRANSACTIONS

         The Company has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Advisers are subject to the Company's policy to seek the best available price and most favorable execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. The Company has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in an Adviser's opinion, are necessary to achieve best execution, provided the Adviser believes this to be in the best interest of the Fund. The Advisers may also rank broker-dealers based on the value of their research services and include such ranking as a selection factor.

         Each Adviser, subject to seeking best price and execution, is authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as deemed by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that charged by another broker-dealer that does not furnish such brokerage and research services. The Adviser must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of the Adviser's responsibilities to the Fund or other accounts, if any, as to which it exercises investment discretion.

         Certain of the Advisers' other accounts have investment objectives and programs that are similar to those of the Funds they advise. Accordingly, occasions may arise when an Adviser engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Fund it advises and other accounts. On those occasions, the Advisers will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board of Directors.
Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         The Distributor, a registered broker-dealer, may act as broker for the Company, in conformity with the securities laws and rules thereunder. The Distributor is a fully owned subsidiary of the Manager. In order for the Distributor to effect any portfolio transactions for the Company on an exchange or board of trade, the commissions received by it must be reasonable and fair compared to the commissions paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Company's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to the Distributor and periodically reviews these procedures. The Distributor will not act as principal in effecting any portfolio transactions for the Company.


         For the fiscal years ending December 31, 1994, 1995 and 1996 the total brokerage commissions paid by each Fund were, respectively, as follows: Government Securities Fund, $1,659, $4,682 and $7,572; Income
Fund, $890, $1,649 and $757; Balanced Fund, $2,050, $5,730 and
$5,093; and Small Cap Fund, $44,653, $60,048 and $81,150. Of these amounts, no amounts were paid to brokers that provided research and brokerage services.



VALUATION OF SECURITIES

         The assets of the Fund are valued as follows:

         COMMON STOCKS, PREFERRED STOCKS, AND CONVERTIBLE PREFERRED STOCKS of domestic issuers listed on national securities exchanges and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities.

         SHORT-TERM DEBT INSTRUMENTS WITH A REMAINING MATURITY OF 60 DAYS OR LESS are valued on a amortized cost basis. When a security is valued at amortized cost, it is valued at its cost when purchased and thereafter by assuming a constant amortization to maturity of any discount or premium.

         SHORT-TERM DEBT INSTRUMENTS WITH A REMAINING MATURITY OF MORE THAN 60 DAYS, BONDS, CONVERTIBLE BONDS, AND OTHER DEBT SECURITIES are generally valued at prices obtained from a bond pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Manager deems it appropriate to do so, the mean of the bid and asked prices for OTC securities or the last available sale price for exchange traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.

         FOREIGN SECURITIES primarily traded on foreign securities exchanges are generally valued at the preceding closing value of such security on the exchange where they are primarily traded. A foreign security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued first by using the mean between the last current bid and asked prices or, second, by using the last available closing price. All foreign securities traded in the OTC securities market are valued at the last sales quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign OTC securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

         OPTIONS are valued at the last sale price on the market where any such option is principally traded, or, if no sale occurs on the applicable exchange on a given day, the option will be valued at the average of the quoted bid and asked prices as of the close of the applicable exchange.

         OTHER SECURITIES AND ASSETS for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued at fair value in good faith by the Company's Board of Directors using its best judgment.

         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 pm., New York time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption or no purchase order was received. The NYSE is open Monday through Friday except on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                                    APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS

         The ratings of certain debt instruments in which the Funds may invest are described below.

MOODY'S INVESTORS SERVICE, INC. - BOND RATINGS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements, and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


STANDARD & POOR'S CORPORATION - BOND RATINGS

         AAA--Debt rated "AAA" has the highest rating assigned by Standard &
Poor's.   Capacity to pay interest and repay principal is extremely strong.

         AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A--Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

PART C.  OTHER INFORMATION



Item 24.         Financial Statements and Exhibits

         (a)     Financial Statements filed as part of Prospectus:


                          Condensed Financial Information for the Government Securities Fund, Income Fund, Balanced Fund, and Small Cap Fund ("Funds") for the period February 8, 1993 (commencement of operations) through December 31, 1996.



                 Financial Statements incorporated by reference into the Statement of Additional Information from the Funds' Annual Reports dated December 31, 1996.

                          Report of Independent Auditors
                          Statement of Assets and Liabilities as of December 31, 1996
                          Schedule of Investments as of December 31, 1996 Statement of Operations for the year ended December 31, 1996
                          Statement of Changes in Net Assets for the years ended December 31, 1995 and December 31, 1996
                          Notes to Financial Statements


         (b)     Exhibits:

          *      1(a)             Articles of Incorporation.

         **      1(b)             Amendment One to Articles of Incorporation

         **      2                Amended and Restated By-Laws.

                 3                Not applicable.

         **      4(a)             Form of Specimen Certificate of Stock of the
                                  Government Securities Fund.

         **      4(b)             Form of Specimen Certificate of Stock of the
                                  Income Fund.

         **      4(c)             Form of Specimen Certificate of Stock of the
                                  Balanced Fund.

         **      4(d)             Form of Specimen Certificate of Stock of the
                                  Small Cap Fund.

         **      5(a)             Investment Management Agreement by and
                                  between Pacific Global Fund, Inc. d/b/a
                                  Pacific Advisors Fund Inc., on behalf of the Government Securities Fund, and Pacific
                                  Global Investment Management Company.

         **      5(b)             Sub-Advisory Agreement by and among Pacific
                                  Global Fund, Inc. d/b/a Pacific Advisors Fund
                                  Inc., on behalf of the Government Securities
                                  Fund, Pacific Global Investment Management
                                  Company, and Spectrum Asset Management, Inc.

         **      5(c)             Investment Management Agreement by and
                                  between Pacific Global Fund, Inc. d/b/a
                                  Pacific Advisors Fund Inc., on behalf of the Income Fund, and Pacific Global Investment
                                  Management Company.

         ***     5(d)(2)          Sub-Advisory Agreement by and among Pacific
                                  Global Fund, Inc. d/b/a Pacific Advisers Fund
                                  Inc., on behalf of the Income Fund, Pacific
                                  Global Investment Management Company, and MMG
                                  Money Management Group, Inc.

         **      5(e)             Investment Management Agreement by and
                                  between Pacific Global Fund, Inc. d/b/a
                                  Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment
                                  Management Company.

         ****    5(e)(1)          Sub-Advisory Agreement by and among Pacific
                                  Global Fund, Inc. d/b/a Pacific Advisors Fund
                                  Inc., on behalf of Balanced Fund, Pacific
                                  Global Investment Management Company, and
                                  Hamilton & Bache, Inc.

         **      5(f)             Investment Management Agreement by and
                                  between Pacific Global Fund, Inc. d/b/a
                                  Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and Pacific Global Investment
                                  Management Company.

         **      6                Distribution Agreement between Pacific Global
                                  Fund, Inc. d/b/a Pacific Advisors Fund Inc.
                                  and Pacific Global Fund Distributors, Inc.

                 7                Not applicable.

                 8 Custody Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and UMB Bank, N.A.

         ***     9(a)             Transfer Agency, Dividend Disbursing Agency,
                                  and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a
                                  Pacific Advisors Fund Inc. and Pacific Global
                                  Investors Services, Inc.

         +       9(b)             Accounting Services Agreement by and between
                                  Pacific Global Fund, Inc. d/b/a Pacific
                                  Advisors Fund Inc. and Pacific Global
                                  Investors Services, Inc.

         **      9(c)             Expense Limitation Agreement by and between
                                  Pacific Global Fund, Inc. d/b/a Pacific
                                  Advisors Fund Inc., on behalf of the
                                  Government Securities Fund, and Pacific
                                  Global Investment Management Company.

         **      9(d)             Expense Limitation Agreement by and between
                                  Pacific Global Fund, Inc. d/b/a Pacific
                                  Advisors Fund Inc., on behalf of the Income
                                  Fund, and Pacific Global Investment
                                  Management Company.

         **      9(e)             Expense Limitation Agreement by and between
                                  Pacific Global Fund, Inc. d/b/a Pacific
                                  Advisors Fund Inc., on behalf of the Balanced
                                  Fund, and Pacific Global Investment
                                  Management Company.

         **      9(f)             Expense Limitation Agreement by and between
                                  Pacific Global Fund, Inc. d/b/a Pacific
                                  Advisors Fund Inc., on behalf of the Small
                                  Cap Fund, and Pacific Global Investment
                                  Management Company.

         **      10               Opinion and Consent of Counsel regarding the
                                  legality of the securities being registered.

                 11               Consent of Ernst & Young LLP, Independent
                                  Auditors.

                 12               Not applicable.

         *       13               Stock Subscription Agreement by and between
                                  Pacific Global Investment Management Company and Pacific Global Fund, Inc. d/b/a Pacific
                                  Advisors Fund Inc.

                 14               Not applicable.

         **      15(a)            Plan of Distribution Pursuant to Rule 12b-1.

         **      15(b)            Agreement Pursuant to Plan of Distribution.

                 16               Not applicable.

                 17               Financial Data Schedule.


          +      18               Specimen Price Make-Up Sheet.

__________________________

 * Incorporated herein by reference to initial filing, July 29, 1992, of Registrant's Form N-1A Registration Statement (File No. 33- 50208).

**       Incorporated herein by reference to Pre-Effective Amendment No. 1 to
Registrant's Form N-1A Registration Statement (File No. 33-50208).

***      Incorporated herein by reference to Post-Effective Amendment No. 1 to
Registrant's Form N-1A Registration Statement (File No. 33- 50208).

****     Incorporated herein by reference to Post-Effective Amendment No. 3 to
Registrant's Form N-1A Registration Statement (File No. 33- 50208).

 +       Incorporated herein by reference to Post-Effective Amendment No. 4 to
Registrant's Form N-1A Registration Statement (File No. 33-50208).



Item 25.         Persons Controlled by or under Common Control with the Company

         Pacific Global Fund Distributors, Inc. ("Pacific Distributors"), the Company's distributor, is a wholly-owned subsidiary of Pacific Management. Pacific Global Investor Services, Inc., the Company's transfer agent, also is a wholly-owned subsidiary of Pacific Management. In addition to this response, please see Exhibit 17 of Post-Effective Amendment No. 2 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

Item 26.         Number of Holders of Securities

         As of April 24, 1997:

                                                            Number of
     Title of Class                                         Record Holders
     --------------                                         --------------
     Government Securities Fund                                    252
     Income Fund                                                   120
     Balanced Fund                                                 1,125
     Small Cap Fund                                                1,957



Item 27.         Indemnification

         (a) General. The Company will indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Company, or who is or has been serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorney's fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Except as otherwise set forth in the Company's Articles of Incorporation and By-Laws, any payment of indemnification or advance of expenses will be made in accordance with the procedures set forth in the Maryland General Corporation Law. [By-Laws, Article 10,
                 Section 10.01]

         (b) Disabling Conduct. The Company will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as "Disabling Conduct").


                          Accordingly, the Company will make no indemnification
of any Indemnitee unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination is made by: (a) the vote of a majority of a quorum of directors who are neither interested persons of the Company nor parties to the
Proceeding (hereinafter
                 referred to as "disinterested non-party directors") or (b) independent legal counsel in a written opinion. [By-Laws,
                 Article 10, Section 10.01]

         (c) Standard of Conduct. Under Maryland General Corporation Law, a corporation may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property, or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. [MGCL Section 2-418(b)]

                          Under Maryland General Corporation Law, the
                 termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct; however, the termination of any proceeding by conviction, or plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, will create a rebuttable presumption that the director did not meet the requisite standard of conduct. No indemnification may be made under Maryland General Corporation Law unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the applicable standard of conduct required. [MGCL Section 2-418 (b) and (c)]

         (d) Required Indemnification. The Maryland General Corporation Law requires that a director who is successful, on the merits or otherwise, in the defense of any Proceeding be indemnified against reasonable expenses incurred by the director in connection therewith. In addition, under Maryland General Corporation Law, a court of appropriate jurisdiction may order indemnification under certain circumstances. [MGCL Section 2-418(d)]

         (e) Advance Payment. The Company will pay any reasonable expenses so incurred by an Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. However, any advance of expenses by the Corporation to any Indemnitee will be made only upon receipt of: (1) a written affirmation by the Indemnitee of his good faith belief that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met, and (2) a written undertaking by the Indemnitee to repay such advance if it is ultimately determined that such standard of conduct has not been met; provided that either (a) the Indemnitee provides a security for his undertaking, or (b) the Company is insured against losses arising by reason of any such lawful advances, or (c) a majority of a quorum of the disinterested non-party directors, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification. [By-Laws, Article 10,
                 Section 10.02]

         (f) Non-Exclusive Right. The indemnification and advancement of expenses provided or authorized by Maryland General Corporation Law is not deemed exclusive of any other rights to which a director may be entitled under any articles of incorporation, by-law, resolution of stockholders or directors, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. [MGCL Section 2-418(g)]

         (g) Insurance. The Company may purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Company would have the power to indemnify him against such liability. [By-Laws, Article 10, Section 10.03]

         (h) Public Policy Presumption under the Securities Act of 1933 (the "1933 Act") and Undertaking Pursuant to Rule 484(b)(1) under the 1933 Act. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the Company's By-Laws or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then the Company will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. [1933 Act, Rule 484(b)]

Item 28.         Business and Other Connections of Investment Adviser

         Certain information pertaining to business and other connections of the Company's investment manager, Pacific Management, and each of the Company's sub-advisers, namely, Spectrum Asset Management, Inc., MMG Money Management Group, Inc., and Hamilton & Bache, Inc., is hereby incorporated herein by reference to the section of the Prospectus captioned "FUND MANAGEMENT ORGANIZATIONS" and to the section of the Statement of Additional Information captioned "INVESTMENT MANAGEMENT AND OTHER SERVICES." Set forth below is a list of each director and officer of Pacific Management and each director, officer, or partner of each sub-adviser, indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee.



                                               Name and Position
                 Adviser                       with Adviser                  Position During Past Two Fiscal Years
                 -------                       -----------------             -------------------------------------
                 Pacific Management            George A. Henning             206 North Jackson Street, Suite 201
                                               President, Director,          Glendale, CA  91206
                                               Secretary

                                               Marjorie Derby                Registered Representative (Retired)
                                               Director                      Financial West Group
                                                                             600 Hampshire Road
                                                                             Thousand Oaks, CA

                                               William Hubbard McCary        Agent, Representative, Financial Planner
                                               Director                      Sun Financial Group
                                                                             21800 Oxnard
                                                                             Woodland Hills, CA  91367

                                               Victoria Breen                Branch Manager
                                               Director                      Derby & Derby Inc.
                                               Assistant Secretary           603 West Ojai Avenue
                                                                             Ojai, CA  93023

                                                                             General Agent
                                                                             Transamerica Life Companies
                                                                             603 West Ojai Avenue
                                                                             Ojai, CA  93023





                                                                             Registered Principal
                                                                             Transamerica Financial Resources, Inc.
                                                                             603 West Ojai Avenue
                                                                             Ojai, CA  93023

                                                                             Registered Principal
                                                                             Financial West Group
                                                                             600 Hampshire Road
                                                                             Thousand Oaks, CA

                                               John Perry Willoughby         Chairman, Registered Representative
                                               Director                      Financial West Group
                                                                             600 Hampshire Road
                                                                             Thousand Oaks, CA








                                               Thomas H. Hanson              Owner, Chairman, President, and CEO
                                               Executive Vice President,     TriVest Capital Management, Inc.
                                               Director                      P.O. Box 30
                                                                             Santa Barbara, CA  93102


                                               Paul H. Henning,              Accountant & Treasurer
                                               Treasurer                     Pacific Management
                                                                             206 North Jackson Street, Suite 201
                                                                             Glendale, CA  91206

                                                                             Assistant Controller
                                                                             AdminaStar Defense Services
                                                                             701 North Marr Road
                                                                             Columbus, IN  47201

                                               Siegfred Kagawa,              Chairman
                                               Director                      Occidental Underwriters of Hawaii, Ltd.
                                                                             1163 South Beretania Street
                                                                             Honolulu, HI  96814

                                               Manabi Hirasaki,              Owner
                                               Director                      Manabi Farms, Inc.
                                                                             2292 East Hueneme Road
                                                                             Oxnard, CA  93033


                 Spectrum Management           Roland D. Kelly               450 Newport Center Drive, Suite 420
                                               Chairman of the Board and     Newport Beach, CA  92660
                                               Director






                                               Marc D. Kelly
                                               President and Director

                                               Ryan L. Kelly
                                               Vice President

                                               Maralyn M. Clyburn
                                               Secretary


                 MMG Money                     Alan C. Rosenfield            2700 N. Central Avenue
                 Management, Inc.              President                     Suite 310
                                                                             Phoenix, AZ  85004


                 Hamilton & Bache, Inc.        Mary Hamilton                 206 North Jackson Avenue, Suite 201
                                               Chairman                      Glendale, CA  91206

                                               Steven Bache
                                               Chief Investment Officer




Item 29.         Principal Underwriters

         (a) Pacific Distributors acts as principal underwriter and distributor of the Company's shares on a best-efforts basis. Pacific Distributors does not serve as principal underwriter or distributor for any other investment company.

         (b) Set forth below is information concerning each director and officer of Pacific Distributors.


                 Name and Principal            Positions and Offices
                 Business Address*             with Underwriter              Offices with the Company
                 --------------------          ---------------------         ------------------------
                 George A. Henning             Chairman of the               President and Chairman of the Board
                                               Board, Secretary

                 Thomas H. Hanson              President and                 Vice President and Secretary
                                               Director

                 Paul H. Henning               Treasurer and                 Treasurer
                                               Director

__________________
* The principal business address of each person listed in the table is 206 North Jackson Avenue, Suite 201 Glendale, CA 91206.

Item 30.         Location of Accounts and Records

       The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Company. These services are provided to the Company through written agreements between the parties to the effect that such services will be provided to the Company for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

       UMB Bank, N.A. serves as custodian for the Company and in such capacity keeps records regarding securities and other assets in custody and in transfer, bank statements, cancelled checks, financial books and records, and other records relating to its duties in its capacity as custodian and accounting services agent. Pacific Global Investor Services, Inc. ("PGIS") serves as the transfer agent, dividend disbursing agent, and administrative services agent for the Company and in such capacity is responsible for records regarding each shareholder's account and all disbursements made to shareholders. PGIS also serves as accounting services agent for the Company pursuant to an Accounting Services Agreement and maintains all records required pursuant to such agreement. Pacific Management, pursuant to its Investment Management Agreements with respect to each Fund, maintains all records required pursuant to such agreements. Pacific Distributors, as principal underwriter for the Company, maintains all records required pursuant to the Distribution Agreement with the Company.


Item 31.         Management Services

         Pacific Management, pursuant to its Investment Management Agreements with the Company, performs certain administrative services for the Company. Pacific Global Investor Services, Inc., pursuant to the Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement with the Company, assists Pacific Management in performing certain administrative services for the Company.


Item 32.         Undertakings

         (a)     Not applicable.

         (b)     Not applicable.

         (c) The Company undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Company's latest annual report to Shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 4 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale and State of California, on the 29th day of April, 1997.

                                                PACIFIC GLOBAL FUND, INC.
                                                d/b/a PACIFIC ADVISORS FUND INC.
                                                          (Registrant)


                                                By: /s/ George A. Henning
                                                -------------------------
                                                        President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                                          Title                             Date
---------                                          -----                             ----


/s/ Victoria Breen                                 Director                          April 29, 1997
--------------------------------------
Victoria Breen


/s/ Thomas M. Brinker, Sr.                         Director                          April 29, 1997
----------------------------------
Thomas M. Brinker, Sr.


/s/ Kathleen M. Fishkin                            Director                          April 29, 1997
------------------------------------
Kathleen M. Fishkin


/s/ L. Michael Haller, III                         Director                          April 29, 1997
-------------------------------------
L. Michael Haller, III


/s/ Thomas H. Hanson                               Vice President, Secretary,        April 29, 1997
-----------------------------------                and Treasurer (Principal
Thomas H. Hanson                                   Financial and Accounting
                                                   Officer)


/s/ George A. Henning                              President and Chairman of         April 29, 1997
------------------------------------               the Board (Principal
George A. Henning                                  Executive Officer)


/s/ Siegfred Kagawa                                Director                          April 29, 1997
-------------------------------------
Siegfred Kagawa


/s/ Takashi Makinodan                              Director                          April 29, 1997
------------------------------------
Takashi Makinodan


/s/ Gerald E. Miller                               Director                          April 29, 1997
--------------------------------------
Gerald E. Miller


/s/ Louise K. Taylor                               Director                          April 29, 1997
--------------------------------------
Louise K. Taylor

                                 EXHIBIT INDEX




                                                                                                              Sequentially
Exhibit                                                                                                       Numbered
Number           Description                                                                                  Page
------           -----------                                                                                  -----------
11               Consent of Ernst & Young LLP, Independent Auditors

17               Financial Data Schedule


______________________